                                                             2001 ANNUAL REPORT

                                                             December 31, 2001

[MORGAN STANLEY LOGO]

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISOR

DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Thomas P. Gerrity
DIRECTOR

Gerard E. Jones
DIRECTOR

Joseph J. Kearns
DIRECTOR

Vincent R. Mclean
DIRECTOR

C. Oscar Morong, Jr.
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Michael Nugent
DIRECTOR

Fergus Reid
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James A. Gallo
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase Metrotech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116.

For Additional Fund Information, Including the Fund's Net Asset Value Per Share and Information Regarding the Investments Comprising the Fund's Portfolio, Please Call 1-800-221-6726 or Visit Our Website At www.morganstanley.com/im.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -14.60% compared with -17.39% and -16.53%, respectively, for its benchmarks (described below). The new benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net, with each index weighted equally. The old benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Gross and All-Country Asia-Pacific Free ex-Japan Gross, with each index weighted equally. On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $7.49, representing a 18.9% discount to the Fund's net asset value per share.

MARKET REVIEW

JAPANESE EQUITY

During the 12-month period ended December 31, the environment for equities in Japan was challenging, with a confluence of events affecting the market. First, international blue-chip companies, despite showing relatively strong balance sheets and attractive valuations, were affected negatively by both investor sentiment and perceptions that a slowdown in consumption in the United States and Europe would likely hamper prospects for growth. Second, domestic Japanese institutions, scrambling to raise cash, found leading blue chips to be a key source of funds, because their relative cost basis for these securities is lower than current prices.

On a positive note, enthusiastic public support for Junichiro Koizumi, the first Prime Minister elected from an urban constituency in 45 years, has opened an entirely new path for policymaking in Japan. In short, Koizumi's radical plans for the Japanese economy, if successfully implemented, would transform a mercantilist state-centered economy into a new capitalist-based economy promoting individuals over big groups and encourage the creation of new companies over protection of existing big industries. This could provide the foundation for Japanese stocks to make a significant rebound after a decade of stagnation, particularly as valuations such as price to book and price to cash flow are near 17 year lows.

Within Japan, we have been using rallies in the market to trade into higher-quality names with strong cash positions, strong brands and higher-than-average liquidity, while avoiding the bank sector, which supported the fund's relative performance for the last 12 month.

We are currently pursuing a defensive strategy in Japan because of its concerns about medium-term market fundamentals. In our opinion, Japanese banks appear to have zero tolerance for non-performing loans in the current global and domestic economic environment and we expect several large forced corporate bankruptcies in February and March before Japan's fiscal year-end in March.

One encouraging sign is that over the last several months restructuring is gaining momentum - since August 98,000 job cuts have been announced providing some indication that companies, primarily from the electronics industry, are cutting costs aggressively as the economy slows.

Although the next several months would likely produce headlines in business failures, we believe important steps are being taken by the Koizumi administration to revitalize the economy. Despite a weak Macro outlook, many Japanese industries such as electronics, semiconductors, autos and pharmaceuticals are still world leaders and therefore to ignore Japan at this time in the economic cycle could peril investments in international portfolios if we begin to see concrete actions to re-vitalize the economy.

ASIAN EQUITY

Asian equity markets performed strongly in the fourth quarter of 2001, ending up the year as one of the better performing regions globally. Asian market rallies were led primarily by the export-oriented markets of Taiwan and Korea which were each up over 50% in the fourth quarter on the back of hopes of a global economic recovery in 2002. Technology was the strongest performing sector within Asia, led by the cyclical semiconductor sector as large cap semiconductor names in Asia like Taiwan Semiconductor Manufacturing and Samsung Electronics ended the year up outperforming most benchmarks. While Asian markets have mainly been keying off global trends and the US economic cycle, the relative outperformance for Asia has been a function of a relatively undervalued market and under invested and risk-averse domestic investors. We saw a comeback of domestic retail and institutional investors in the fourth quarter, especially in Taiwan and Korea.

In terms of economic indicators and market levels we think that the worst is behind us and markets are unlikely to re-test the lows we saw in September. In the near term confidence and sentiment seem to have improved from a reasonable and quick solution to the 'war against terror' in Afghanistan. One of the key drivers of the global economy has been the US consumption demand, at 21% of world GDP, which seems to be holding up better than expected through the end of the year. Recent manufacturing and inventory-related data indicate a bottoming of the US economy in the fourth quarter of 2001. Asian exports, an important lead indicator, bottomed in September and have since shown positive sequential growth. Although the global economic recovery seems to be in place, we believe it is likely to be gradual and anemic, as capital expenditure (especially in information technology and telecom sectors) is unlikely to pick up substantially until 2003. The recent surge in markets seems to be somewhat ahead of near term fundamentals and it is likely that markets may enter a corrective phase over the next two quarters.

Although we largely had a 'bar-bell' portfolio through 2001, we have cautiously increased the 'aggressive' tilt to our portfolio in the last three months. We are overweight in selective cyclical stocks in the semiconductor, electronics manufacturing, consumer discretionary and real estate sectors. For our portfolio, stock specific decisions still override big sector calls. We are focussed on companies that are increasing global market shares, restructuring balance sheets, survi-vors geared to cyclical recovery or are positioned for secular growth over the next 2 to 3 years.

On December 3, 2001, MSCI introduced the first phase of its enhanced methodology by shifting to a weighting system based on freely floated shares, rather than just market capitalization. The second and final phase will be implemented on May 31, 2002. South Korea, which is our biggest overweight, will see the largest weight gains and Malaysia, the largest declines. We continue to be underweight Malaysia given expensive valuations, insipid restructuring initiatives and risks of the currency getting devalued. Despite a recent run up in the market, we still think that the restructuring story for South Korea is not over, In fact given the steadily rising ROE for corporate Korea and the low interest rate environment, the re-rating for that market may have only just begun. We are looking to add to our weighting in Taiwan in the event of a market correction, as the market should benefit from increased domestic investor participation as export growth begins to recover in 2002. In Hong Kong, We have reduced our positions in select consumer discretionary sector names such as Li & Fung and TVB, as these stocks are trading well ahead of medium term fundamentals. We have also reduced our weightings in China where domestic companies are likely to see margin pressure in a more deregulated market, post entry into WTO. Economic growth buoyed by domestic consumption has held up relatively well in China, but as the world recovers, China is likely to be a relative underperformer.

MARKET OUTLOOK

Although we believe markets could be headed for a near term trading range, we are positive on a 12-month view that Asian markets should trade higher given the strong liquidity, relatively cheap valuations and several attractive bottom up restructuring stories.

OTHER DEVELOPMENTS

On December 13, 2001, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Funds shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period. The tender offer materials will be mailed to shareholders of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director
                                                                    January 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                                TOTAL RETURN (%)
                         ------------------------------------------------------------------------------------------------------
                             MARKET VALUE(1)           NET ASSET VALUE(2)          INDEX(3)                 INDEX(4)
                         ------------------------------------------------------------------------------------------------------
                                         AVERAGE                   AVERAGE                 AVERAGE                     AVERAGE
                          CUMULATIVE      ANNUAL     CUMULATIVE     ANNUAL   CUMULATIVE     ANNUAL   CUMULATIVE         ANNUAL
-------------------------------------------------------------------------------------------------------------------------------
One Year                     -13.78%     -13.78%        -14.60%    -14.60%    -17.39%      -17.39%      -16.53%         -16.53%
Five Year                    -20.68       -4.53         -20.16      -4.40     -36.76        -8.76       -34.97           -8.25
Since Inception*             -35.40       -5.72         -20.31      -3.01     -40.58        -6.78       -38.91           -6.43

Past performance is not predictive of future performance and assumes that all dividend distributions, if any, were reinvested.

[CHART]


RETURNS AND PER SHARE INFORMATION

                                                                      YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------------------------
                                       1994*      1995      1996         1997       1998       1999         2000       2001
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share             $13.20    $14.34    $11.95     $   8.77     $ 8.73     $15.26     $  10.82     $ 9.24
---------------------------------------------------------------------------------------------------------------------------
Market Value Per Share                $12.25    $13.33    $ 9.75     $   7.44     $ 7.00     $11.81     $   8.69     $ 7.49
---------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                      -7.2%     -7.0%    -18.4%       -15.2%     -19.8%     -22.6%       -19.7%     -18.9%
---------------------------------------------------------------------------------------------------------------------------
Income Dividends                      $ 0.04    $ 0.05    $ 0.61     $   0.02     $ 0.01     $ 0.04     $   0.22         --
---------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions           $ 0.01    $ 0.02        --           --         --         --           --         --
---------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                   -5.94%     9.24%    -2.87%+     -26.36%     -0.34%     75.39%      -27.37%    -14.60%
---------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)                  -5.24%     2.88%    -3.63%      -29.55%     -0.30%     55.16%      -30.21%    -17.39%
---------------------------------------------------------------------------------------------------------------------------
Index Total Return(4)                  -5.24%     2.88%    -3.63%      -29.55%     -0.30%     54.79%      -29.59%    -16.53%
---------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net with each index weighted equally. The net dividends reinvested series approximate the minumum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
(4) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally. Dividends are assumed to be gross of withholding tax and net of any domestic tax credits.
 *   The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the rights offering.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

- Equity Securities           96.0%
- Short-Term Investments       4.0

[CHART OF INDUSTRIES]

- Semiconductor Equipment & Products            9.8%
- Banks                                         8.3
- Household Durables                            6.7
- Electronic Equipment & Instruments            5.2
- Computers & Peripherals                       4.9
- Metals & Mining                               4.7
- Machinery                                     4.7
- Real Estate                                   4.4
- Automobiles                                   3.9
- Pharmaceuticals                               3.8
- Other                                        43.6

[CHART OF COUNTRY WEIGHTINGS]

- Japan                                        41.6%
- South Korea                                  12.8%
- China/Hong Kong                              11.2
- Australia                                    10.7
- Taiwan                                       10.1
- Singapore                                     5.3
- India                                         3.8
- Malaysia                                      0.7
- Other                                         3.8

TEN LARGEST HOLDINGS*

                                                                      PERCENT OF
                                                                      NET ASSETS
--------------------------------------------------------------------------------
1.    Samsung Electronics Co., Ltd. (South Korea)                            3.5%
2.    Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)                  2.9
3.    Hutchison Whampoa Ltd. (China/Hong Kong)                               2.0
4.    SK Telecom Co., Ltd. (South Korea)                                     1.8
5.    Nintendo Co., Ltd. (Japan)                                             1.7
6.    BHP Billiton Ltd. (Australia)                                          1.6
7.    United Microelectronics Corp. (Taiwan)                                 1.5
8.    Rio Tinto Ltd. (Australia)                                             1.5
9.    Sun Hung Kai Properties Ltd. (China/Hong Kong)                         1.5
10.   News Corp., Ltd. (Australia)                                           1.3
                                                                            ----
                                                                            19.3%
                                                                            ====

      * Excludes short-term investments

                                                            FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
(UNLESS OTHERWISE NOTED)
================================================================================
AUSTRALIA (10.7%)
AIRLINES
      Qantas Airlines Ltd.                             1,089,100         $ 2,047
BANKS
      Australia & New Zealand Banking Group Ltd.          68,200             620
      Commonwealth Bank of Australia                      95,900           1,466
      National Australia Bank Ltd.                       209,400           3,407
      Westpac Banking Corp., Ltd.                        279,650           2,250
--------------------------------------------------------------------------------
                                                                           7,743
--------------------------------------------------------------------------------
BEVERAGES
      Foster's Brewing Group Ltd.                        938,750           2,330
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
      Brambles Industries Ltd.                           341,651           1,814
      Computershare Ltd.                                 151,600             409
--------------------------------------------------------------------------------
                                                                           2,223
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
      Telstra Corp., Ltd.                              1,027,150           2,853
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES
      Sonic Healthcare Ltd.                              169,200             691
--------------------------------------------------------------------------------
MEDIA
      News Corp., Ltd.                                   648,400           5,172
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS
      Resmed, Inc.                                        85,900 (a)         458
--------------------------------------------------------------------------------
METALS & MINING
      BHP Billiton Ltd.                                1,149,627           6,164
      MIM Holdings Ltd.                                1,118,100             651
      Normandy Mining Ltd.                             1,749,100           1,617
      Rio Tinto Ltd.                                     310,950           5,908
      WMC Ltd.                                           188,250             920
--------------------------------------------------------------------------------
                                                                          15,260
--------------------------------------------------------------------------------
PHARMACEUTICALS
      CSL Ltd.                                            87,610           2,304
--------------------------------------------------------------------------------
REAL ESTATE
      Lend Lease Corp., Ltd.                             137,250             915
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
      Lang Corp., Ltd.                                    70,250             402
--------------------------------------------------------------------------------
                                                                          42,398
================================================================================
CHINA/HONG KONG (11.2%)
AUTOMOBILES
      Denway Motors Ltd.                               1,795,900             558
--------------------------------------------------------------------------------
BANKS
      Bank of East Asia                                  138,000         $   297
      Hang Seng Bank Ltd.                                150,000           1,650
--------------------------------------------------------------------------------
                                                                           1,947
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
      Legend Holdings Ltd.                               632,000             322
--------------------------------------------------------------------------------
DISTRIBUTORS
      Li & Fung Ltd.                                     490,000             550
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
      Hong Kong Exchanges and Clearing Ltd.              552,000             839
      Swire Pacific Ltd. 'A'                             295,600           1,611
      Wharf Holdings Ltd.                                126,000             308
--------------------------------------------------------------------------------
                                                                           2,758
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
      CLP Holdings Ltd.                                  202,200             771
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
      Johnson Electric Holdings Ltd.                   1,316,000           1,384
--------------------------------------------------------------------------------
GAS UTILITIES
      Hong Kong & China Gas Co., Ltd.                  1,709,950           2,094
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
      China Merchants Holdings
         International Co., Ltd.                         578,000             370
      Citic Pacific Ltd.                                 399,000             888
      Hutchison Whampoa Ltd.                             831,950           8,028
--------------------------------------------------------------------------------
                                                                           9,286
--------------------------------------------------------------------------------
MEDIA
      Asia Satellite
         Telecommunications Holdings Ltd.                287,000             478
      Clear Media Ltd.                                   395,000 (a)         289
--------------------------------------------------------------------------------
                                                                             767
--------------------------------------------------------------------------------
METALS & MINING
      Aluminum Corporation of China Ltd.               4,695,000 (a)         819
--------------------------------------------------------------------------------
OIL & GAS
      China Petroleum & Chemical Corp.                 5,348,000             734
      CNOOC Ltd.                                         817,000             770
      PetroChina Company Ltd.                          4,340,000             768
--------------------------------------------------------------------------------
                                                                           2,272
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       6

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------

REAL ESTATE
      Amoy Properties Ltd.                               409,000         $   422
      Cheung Kong (Holdings) Ltd.                        272,000           2,825
      Henderson Land Development Co., Ltd.               346,000           1,562
      New World Development Co., Ltd.                  1,159,000           1,010
      Sun Hung Kai Properties Ltd.                       724,000           5,849
--------------------------------------------------------------------------------
                                                                          11,668
--------------------------------------------------------------------------------
SOFTWARE
      Travelsky Technology Ltd.                          252,000 (a)         194
--------------------------------------------------------------------------------
SPECIALTY RETAIL
      Esprit Holdings Ltd.                             2,093,000           2,362
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
      China Mobile (Hong Kong) Ltd. ADR                1,302,000 (a)       4,583
      China Unicom Ltd.                                  696,000 (a)         767
      SmarTone Telecommunications
         Holdings Ltd.                                 1,043,000 (a)       1,244
--------------------------------------------------------------------------------
                                                                           6,594
--------------------------------------------------------------------------------
                                                                          44,346
================================================================================
INDIA (3.4%)
AUTOMOBILES
      Hero Honda Motors Ltd. ADR                             795               4
      Hero Honda Motors Ltd.                             179,930             936
--------------------------------------------------------------------------------
                                                                             940
--------------------------------------------------------------------------------
BANKS
      HDFC Bank Ltd. ADR                                  53,200 (a)         774
      State Bank of India Ltd.                           170,035             644
--------------------------------------------------------------------------------
                                                                           1,418
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
      Mahanagar Telephone Nigam Ltd.                     337,127             885
      Videsh Sanchar Nigam Ltd.                          151,430             648
--------------------------------------------------------------------------------
                                                                           1,533
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
      Bharat Heavy Electricals Ltd.                      197,937             577
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS
      Colgate-Palmolive (India)                           59,000             204
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES
      HCL Technologies Ltd.                              145,170             826
      Infosys Technologies Ltd.                           47,850           4,042
      Wipro Ltd.                                          23,000             765
--------------------------------------------------------------------------------
                                                                           5,633
--------------------------------------------------------------------------------
MEDIA
      Zee Telefilms Ltd.                                 125,000             289
--------------------------------------------------------------------------------
METALS & MINING
      Tata Iron & Steel Co., Ltd. Ord.                     1,800         $     3
      Tata Iron & Steel Co., Ltd.                            110              --
--------------------------------------------------------------------------------
                                                                               3
--------------------------------------------------------------------------------
OIL & GAS
      Bharat Petroleum Corp., Ltd.                        78,300             307
      Hindustan Petroleum Corp., Ltd.                     80,000             232
--------------------------------------------------------------------------------
                                                                             539
--------------------------------------------------------------------------------
PHARMACEUTICALS
      Cipla Ltd.                                          10,735             253
      Dr. Reddy's Laboratories Ltd.                       65,984           1,264
--------------------------------------------------------------------------------
                                                                           1,517
--------------------------------------------------------------------------------
TOBACCO
--------------------------------------------------------------------------------
      ITC Ltd.                                            67,900             953
--------------------------------------------------------------------------------
                                                                          13,606
================================================================================
JAPAN ( 41.6%)
AUTO COMPONENTS
      Nifco, Inc.                                        230,000           1,886
--------------------------------------------------------------------------------
AUTOMOBILES
      Nissan Motor Co., Ltd.                             780,000           4,117
      Suzuki Motor Corp.                                 343,000           3,735
      Toyota Motor Corp.                                 144,000           3,631
--------------------------------------------------------------------------------
                                                                          11,483
--------------------------------------------------------------------------------
BANKS
      Mitsubishi Tokyo Financial Group, Inc.                  85 (a)         567
--------------------------------------------------------------------------------
BUILDING PRODUCTS
      Sanwa Shutter Corp., Ltd.                          302,000             651
--------------------------------------------------------------------------------
CHEMICALS
      Daicel Chemical Industries Ltd.                    840,000           2,456
      Denki Kagaku Kogyo Kabushiki Kaisha                700,000           1,616
      Kaneka Corp.                                       549,000           3,331
      Lintec Corp.                                       240,000           1,475
      Mitsubishi Chemical Corp.                          894,000           1,894
      Shin-Etsu Polymer Co., Ltd.                        450,000           1,244
--------------------------------------------------------------------------------
                                                                          12,016
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
      Dai Nippon Printing Co., Ltd.                      293,000           2,915
      Nissha Printing Co., Ltd.                           63,000             287
--------------------------------------------------------------------------------
                                                                           3,202
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       7

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
      Fujitsu Ltd.                                       538,000         $ 3,898
      Mitsumi Electric Co., Ltd.                         226,000           2,579
      NEC Corp.                                          418,000           4,244
      Toshiba Corp.                                    1,058,000           3,616
--------------------------------------------------------------------------------
                                                                          14,337
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
      Kurita Water Industries Ltd.                       291,000           3,596
      Obayashi Corp.                                     770,000           2,175
      Sanki Engineering                                   60,000             292
--------------------------------------------------------------------------------
                                                                           6,063
--------------------------------------------------------------------------------
DISTRIBUTORS
      Hitachi High - Technologies Corp.                   95,000           1,024
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
      Hitachi Capital Corp.                              237,900           3,559
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
      Nippon Telephone & Telegraph Corp.                     934           3,029
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
      Tokyo Electric Power Co., Inc.                     133,000           2,818
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
      Furakawa Electric Co., Ltd.                        278,000           1,469
      Kyudenko Co.                                       290,000             969
--------------------------------------------------------------------------------
                                                                           2,438
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
      Hitachi Ltd.                                       638,000           4,651
      Kyocera Corp.                                       55,000           3,571
      Ryosan Co., Ltd.                                   143,000           1,575
      TDK Corp.                                           68,300           3,205
--------------------------------------------------------------------------------
                                                                          13,002
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING
      FamilyMart Co., Ltd.                               142,200           2,381
--------------------------------------------------------------------------------
FOOD PRODUCTS
      House Foods Corp.                                  111,000             906
      Nippon Meat Packers, Inc.                          178,000           1,879
--------------------------------------------------------------------------------
                                                                           2,785
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES
      Casio Computer Co., Ltd.                           450,000           1,941
      Matsushita ElectricIndustrial Co., Ltd.            358,000           4,576
      Nintendo Co., Ltd.                                  38,400           6,693
      Rinnai Corp.                                        98,700           1,581
      Sangetsu Co., Ltd.                                  17,000             232
      Sekisui Chemical Co., Ltd.                         443,000           1,161
      Sekisui House Ltd.                                 390,000           2,814
      Sony Corp.                                         101,000           4,594
--------------------------------------------------------------------------------
                                                                          23,592
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
      Fuji Photo Film Co., Ltd.                          138,000         $ 4,905
      Yamaha Corp.                                       292,000           2,151
--------------------------------------------------------------------------------
                                                                           7,056
--------------------------------------------------------------------------------
MACHINERY
      Amada Co., Ltd.                                    592,000           2,338
      Daifuku Co., Ltd.                                  623,000           2,507
      Daikin Industries Ltd.                             272,000           4,245
      Fuji Machine Manufacturing Co., Ltd.               176,000           2,285
      Fujitec Co., Ltd.                                  170,000             540
      Minebea Co., Ltd.                                  500,000           2,681
      Mitsubishi Heavy Industries Ltd.                   932,000           2,477
      Tsubakimoto Chain Co.                              632,000           1,440
--------------------------------------------------------------------------------
                                                                          18,513
--------------------------------------------------------------------------------
MARINE
      Mitsubishi Logistics Corp.                         135,000             951
--------------------------------------------------------------------------------
OFFICE ELECTRONICS
      Canon, Inc.                                        148,000           5,069
      Ricoh Co., Ltd.                                    270,000           5,003
--------------------------------------------------------------------------------
                                                                          10,072
--------------------------------------------------------------------------------
PHARMACEUTICALS
      Ono Pharmaceutical Co., Ltd.                       118,000           3,530
      Sankyo Co., Ltd.                                   220,000           3,751
      Yamanouchi Pharmaceutical Co., Ltd.                159,000           4,178
--------------------------------------------------------------------------------
                                                                          11,459
--------------------------------------------------------------------------------
REAL ESTATE
      Mitsubishi Estate Co., Ltd.                        457,000           3,328
--------------------------------------------------------------------------------
ROAD & RAIL
      East Japan Railway Co.                                 510           2,452
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
      Rohm Co., Ltd.                                      23,800           3,075
--------------------------------------------------------------------------------
TEXTILES & APPAREL
      Nisshinbo Industries, Inc.                         130,000             480
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS
      Mitsubishi Corp.                                   340,000           2,197
      Nagase & Co., Ltd.                                 197,000             816
--------------------------------------------------------------------------------
                                                                           3,013
--------------------------------------------------------------------------------
                                                                         165,232
================================================================================
MALAYSIA (0.7%)
HOTELS RESTAURANTS & LEISURE
      Magnum Corp. Bhd                                 1,678,000             940
--------------------------------------------------------------------------------
TOBACCO
      British American Tobacco (Malaysia) Bhd            190,000           1,850
--------------------------------------------------------------------------------
                                                                           2,790
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       8

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
SINGAPORE (5.3%)
AEROSPACE & DEFENSE
      SIA Engineering Co., Ltd.                          544,000         $   383
      Singapore Technologies Engineering Ltd.            777,000             989
--------------------------------------------------------------------------------
                                                                           1,372
--------------------------------------------------------------------------------
AIRLINES
      Singapore Airlines Ltd.                            328,000           1,954
--------------------------------------------------------------------------------
BANKS
      DBS Group Holdings Ltd.                            364,979           2,728
      Oversea-Chinese Banking Corp., Ltd.                463,700           2,762
      United Overseas Bank Ltd.                          532,389           3,662
--------------------------------------------------------------------------------
                                                                           9,152
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
      Keppel Corp., Ltd.                                 466,000             717
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
      Singapore Telecommunications Ltd.                  654,000             623
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
      Venture Manufacturing (Singapore) Ltd.             250,000           1,800
--------------------------------------------------------------------------------
MARINE
      Neptune Orient Lines                             1,666,000 (a)         875
--------------------------------------------------------------------------------
MEDIA
      Singapore Press Holdings Ltd.                      149,600           1,766
--------------------------------------------------------------------------------
REAL ESTATE
      Capitaland, Ltd.                                   651,000 (a)         659
      City Developments Ltd.                             320,000           1,049
--------------------------------------------------------------------------------
                                                                           1,708
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
      Chartered Semiconductor                            148,000 (a)         393
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
      Sembcorp Logisitics Corp.                          860,800             839
--------------------------------------------------------------------------------
                                                                          21,199
================================================================================
SOUTH KOREA (12.5%)
AUTO COMPONENTS
      Hyundai Mobis                                      193,530           2,785
--------------------------------------------------------------------------------
AUTOMOBILES
      Hyundai Motor Co., Ltd.                            130,200           2,666
--------------------------------------------------------------------------------
BANKS
      Hana Bank                                          115,315           1,484
      Kookmin Bank                                        71,837           2,723
      Shinhan Financial Group Co., Ltd.                  219,520 (a)       2,933
--------------------------------------------------------------------------------
                                                                           7,140
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
      LG Engineering & Construction Co., Ltd.            120,660           1,295
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
      Kookmin Credit Card Co., Ltd.                       23,670         $   901
      LG Securities Co.                                   66,700             757
      Samsung Securities Co., Ltd.                        23,640 (a)         861
--------------------------------------------------------------------------------
                                                                           2,519
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
      Korea Telecom Corp. ADR                            100,500           2,043
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
      Korea Electric Power Corp.                          27,200             449
      Korea Electric Power Corp. ADR                     121,200           1,109
--------------------------------------------------------------------------------
                                                                           1,558
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
      Samsung Electro Mechanics Co., Ltd.                 46,351           1,546
--------------------------------------------------------------------------------
FOOD PRODUCTS
      Tongyang Confectionery Corp.                        24,610             630
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES
      Humax Co., Ltd.                                     91,000           2,200
      LG Electronics Ltd.                                 38,660             730
--------------------------------------------------------------------------------
                                                                           2,930
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS
      LG Household & Health Care Ltd.                     17,100 (a)         376
--------------------------------------------------------------------------------
MEDIA
      Cheil Communications, Inc.                          11,680           1,200
--------------------------------------------------------------------------------
METALS & MINING
      Pohang Iron & Steel Co., Ltd.                       14,180           1,317
      Pohang Iron & Steel Co., Ltd. ADR                   38,900             895
--------------------------------------------------------------------------------
                                                                           2,212
--------------------------------------------------------------------------------
MULTILINE RETAIL
      Shinsegae Co., Ltd.                                  4,400             466
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
      Samsung Electronics Co., Ltd.                       59,427          12,623
--------------------------------------------------------------------------------
TOBACCO
      Korea Tobacco & Ginseng Corp.                       60,000 (a,b)       465
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
      SK Telecom Co., Ltd.                                17,400           3,550
      SK Telecom Co., Ltd. ADR                           160,600           3,472
--------------------------------------------------------------------------------
                                                                           7,022
--------------------------------------------------------------------------------
                                                                          49,476
================================================================================
    The accompanying notes are an integral part of the financial statements.

                                       9

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
TAIWAN (10.1%)
BANKS
      Bank Sinopac                                     1,741,000 (a)    $    726
      Chinatrust Commercial Bank                       4,172,043           2,504
      Fubon Financial HoldingCo., Ltd.                 1,313,928 (a)       1,142
      Taipei Bank                                      1,068,000             800
--------------------------------------------------------------------------------
                                                                           5,172
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
      Accton Technology Corp.                            639,000 (a)       1,644
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
      Ambit Microsystems Corp.                           201,191             926
      Asustek Computer, Inc.                             453,800           1,984
      Quanta Computer, Inc.                              541,000           1,763
--------------------------------------------------------------------------------
                                                                           4,673
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
      AU Optronics Corp.                                 864,000 (a)         924
      Hon Hai Precision Industry Co., Ltd.               609,632           2,788
--------------------------------------------------------------------------------
                                                                           3,712
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING
      President Chain Store Corp.                        575,226           1,217
--------------------------------------------------------------------------------
METALS & MINING
      China Steel Corp.                                  893,670             349
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
      Advanced Semiconductor Engineering, Inc.           591,000 (a)         549
      ASE Test Ltd.                                       48,300 (a)         673
      Faraday Technology Corp.                            75,600             356
      Siliconware Precision Industries Co.             1,783,247 (a)       1,575
      Sunplus Technology Co., Ltd.                       226,450             699
      Taiwan Semiconductor Manufacturing Co., Ltd.     4,599,168 (a)      11,503
      United Microelectronics Corp.                    4,173,910 (a)       6,085
--------------------------------------------------------------------------------
                                                                          21,440
--------------------------------------------------------------------------------
TEXTILES & APPAREL
      Formosa Chemicals & Fibre Corp.                  1,611,440           1,082
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
      Taiwan Cellular Corp.                              770,425 (a)       1,031
--------------------------------------------------------------------------------
                                                                          40,320
================================================================================
TOTAL COMMON STOCKS
      (Cost $433,109)                                                    379,367
================================================================================
PREFERRED STOCK (0.3%)
================================================================================
SOUTH KOREA (0.3%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS
      Samsung Electronics Co., Ltd. (Preferred)
      (Cost $1,657)                                       14,240        $  1,230
================================================================================

--------------------------------------------------------------------------------
INVESTMENT COMPANIES (0.4%)
================================================================================
INDIA (0.4%)
      Morgan Stanley Growth Fund (Cost $1,744)         9,491,200           1,732
================================================================================
                                                            FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.6%)
================================================================================
REPURCHASE AGREEMENT (3.6%)
      J.P. Morgan Securities Inc.,
         1.63%, dated 12/31/01, due
         1/2/02 (Cost $14,428)                            14,428 (c)      14,428
================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.4%)
================================================================================
      Indian Rupee                                   INR   1,230              26
      New Taiwan Dollar                              TWD  48,282           1,380
      South Korean Won                               KRW      47              --@
--------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
      (Cost $1,425)                                                        1,406
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       10

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
      (Cost $452,363)                                                   $398,163
================================================================================
                                     AMOUNT
                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
      Cash                                             $       2
      Dividends Receivable                                   139
      Tax Reclaim Receivable                                   5
      Interest Receivable                                      1
      Other                                                   54             201
================================================================================
LIABILITIES (-0.3%)
      Payable For:
         Investment Advisory Fees                           (326)
         Custodian Fees                                     (206)
         Professional Fees                                  (189)
         Directors' Fees and Expenses                        (93)
         Administrative Fees                                 (52)
         Shareholder Reporting Expenses                      (68)
      Other Liabilities                                      (94)         (1,028)
================================================================================
NET ASSETS (100.0%)
      Applicable to 42,982,355 issued and
         outstanding $ 0.01 par value shares
         (100,000,000 shares authorized)                                $397,336
================================================================================
NET ASSET VALUE PER SHARE                                               $   9.24
================================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
      Common Stock                                                      $    430
      Paid-in Capital                                                    659,660
      Accumulated Net Investment Loss                                       (417)
      Accumulated Net Realized Loss                                     (208,137)
      Unrealized Depreciation on Investments
         and Foreign Currency Translations                               (54,200)
================================================================================
TOTAL NET ASSETS                                                        $397,336
================================================================================

(a) -- Non-income producing.
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR -- American Depositary Receipt
INR -- Indian Rupee
TWD -- New Taiwan Dollar
KRW -- South Korean Won
@   -- Value is less than $500.

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
      Aerospace & Defense                              $   1,372             0.3%
      Airlines                                             4,001             1.0
      Auto Components                                      4,671             1.2
      Automobiles                                         15,647             3.9
      Banks                                               33,139             8.3
      Beverages                                            2,330             0.6
      Chemicals                                           12,016             3.0
      Commercial Services & Supplies                       5,425             1.4
      Communications Equipment                             1,644             0.4
      Computers & Peripherals                             19,332             4.9
      Construction & Engineering                           7,358             1.9
      Distributors                                         1,574             0.4
      Diversified Financials                               9,553             2.4
      Diversified Telecommunication Services              10,081             2.5
      Electric Utilities                                   5,147             1.3
      Electrical Equipment                                 4,399             1.1
      Electronic Equipment & Instruments                  20,060             5.2
      Food & Drug Retailing                                3,598             0.9
      Food Products                                        3,415             0.9
      Gas Utilities                                        2,094             0.5
      Hotels Restaurants & Leisure                           940             0.2
      Household Durables                                  26,522             6.7
      Industrial Conglomerates                             9,286             2.3
      Investment Companies                                 1,732             0.4
      IT Consulting & Services                             5,633             1.4
      Leisure Equipment & Products                         7,056             1.8
      Machinery                                           18,513             4.7
      Marine                                               1,826             0.5
      Media                                                9,194             2.3
      Metals & Mining                                     18,643             4.7
      Office Electronics                                  10,072             2.5
      Oil & Gas                                            2,811             0.7
      Pharmaceuticals                                     15,280             3.8
      Real Estate                                         17,619             4.4
      Road & Rail                                          2,452             0.6
      Semiconductor Equipment & Products                  38,761             9.8
      Specialty Retail                                     2,362             0.6
      Textiles & Apparel                                   1,562             0.4
      Tobacco                                              3,268             0.8
      Trade Companies & Distributors                       3,013             0.8
      Transportation Infrastructure                        1,241             0.3
      Wireless Telecommunication Services                 14,647             3.7
      Other                                               18,874             4.7
--------------------------------------------------------------------------------
                                                       $ 398,163           100.2%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS

                                                                                      YEAR ENDED
                                                                               DECEMBER 31, 2001
STATEMENT OF OPERATIONS                                                                    (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends (net of $616 of foreign taxes withheld)                                $    6,556
     Interest                                                                                711
================================================================================================
         TOTAL INCOME                                                                      7,267
================================================================================================
EXPENSES
     Investment Advisory Fees                                                              4,592
     Administrative Fees                                                                     508
     Custodian Fees                                                                          362
     Shareholder Reporting Expenses                                                          231
     Professional Fees                                                                       222
     Country Tax Expense                                                                     190
     Transfer Agent Fees                                                                     115
     Directors' Fees and Expenses                                                              4
     Other Expenses                                                                          184
================================================================================================
         TOTAL EXPENSES                                                                    6,408
================================================================================================
             NET INVESTMENT INCOME                                                           859
================================================================================================
NET REALIZED LOSS ON:
     Investments                                                                         (69,874)
     Foreign Currency Transactions                                                          (224)
================================================================================================
         NET REALIZED LOSS                                                               (70,098)
================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
     Investments                                                                         (18,137)
     Foreign Currency Transactions                                                           (18)
================================================================================================
         CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                  (18,155)
================================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED
     APPRECIATION/DEPRECIATION                                                           (88,253)
================================================================================================
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $  (87,394)
================================================================================================

                                                              YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31, 2001       DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                 (000)                   (000)
------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations:
     Net Investment Income (Loss)                             $      859              $     (540)
     Net Realized Gain (Loss)                                    (70,098)                 39,181
     Change in Unrealized Appreciation/Depreciation              (18,155)               (304,247)
================================================================================================
         NET DECREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                      (87,394)               (265,606)
================================================================================================
Distributions:
     Net Investment Income                                            --                  (5,936)
     In Excess of Net Investment Income                               --                  (7,046)
================================================================================================
         TOTAL DISTRIBUTIONS                                          --                 (12,982)
================================================================================================
Capital Share Transactions:
     Repurchase of Shares (14,446,519 and 4,805,100
         shares, respectively)                                  (136,775)                (49,448)
================================================================================================
     TOTAL DECREASE                                             (224,169)               (328,036)
================================================================================================
Net Assets:
     Beginning of Period                                         621,505                 949,541
================================================================================================
     END OF PERIOD (INCLUDING ACCUMULATED NET
         INVESTMENT LOSS/DISTRIBUTIONS IN EXCESS OF
         NET INVESTMENT INCOME OF $(417)
         AND $(7,046), RESPECTIVELY)                          $  397,336              $  621,505
================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                     YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
                                                         2001         2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.82     $  15.26    $   8.73    $   8.77    $  11.95
----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                              (0.02)       (0.01)       0.01        0.06        0.03
Net Realized and Unrealized Gain (Loss) on
     Investments                                          (1.56)       (4.50)       6.44       (0.17)      (3.19)
----------------------------------------------------------------------------------------------------------------
         Total from Investment Operations                 (1.58)       (4.51)       6.45       (0.11)      (3.16)
----------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income                                   --        (0.10)      (0.01)         --       (0.02)
     In Excess of Net Investment Income                      --        (0.12)      (0.03)      (0.01)         --
----------------------------------------------------------------------------------------------------------------
         Total Distributions                                 --        (0.22)      (0.04)      (0.01)      (0.02)
----------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased                0.00#        0.29        0.12        0.08          --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $   9.24     $  10.82    $  15.26    $   8.73    $   8.77
================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                  $   7.49     $   8.69    $  11.81    $   7.00    $   7.44
================================================================================================================
TOTAL INVESTMENT RETURN:
     Market Value                                        (13.78)%     (24.66)%     69.32%      (5.77)%    (23.46)%
     Net Asset Value (1)                                 (14.60)%     (27.37)%     75.39%      (0.34)%    (26.36)%
================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                  $397,336     $621,505    $949,541    $587,156    $628,173
----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                    1.39%        1.26%       1.29%       1.42%       1.34%
Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                0.19%       (0.07)%      0.10%       0.80%       0.25%
Portfolio Turnover Rate                                      27%          35%         65%         42%         66%
----------------------------------------------------------------------------------------------------------------

#   Amount is less than $0.005.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

     The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or capital gains earned or repatriated. The Fund accrues such taxes when the related income or capital gains is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in derivative instruments included foreign currency exchange contracts, structured securities and over-the-counter trading.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling approximately $120,654,000 and $256,752,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was approximately $453,933,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $57,176,000, of which $35,312,000 related to appreciated securities and $92,488,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $204,823,000 available to offset future capital gains, of which $131,491,000 will expire on December 31, 2006 and $73,332,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, capital losses of $382,000, post-October passive foreign investment company losses of $200,000 and post-October currency losses of $67,000.

For the year ended December 31, 2001, the Fund incurred $88,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable under the Plan totaled $89,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the year ended December 31, 2001, the Fund repurchased 89,300 of its shares at an average discount of 19.98% from net asset value per share. From the inception of the program through December 31, 2001, the Fund has repurchased 14,314,934 of its shares at an average discount of 20.72% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date as to which the offer is extended.

On March 29, 2001, the Fund completed the tender offer. The Fund accepted 14,357,219 shares for payment which represented 25% of the Fund's then outstanding shares. Final payment was made on April 9, 2001 at $9.48 per share, representing 95% of the NAV per share on March 29, 2001.

On December 13, 2001, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Funds shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period. The tender offer materials will be mailed to shareholders of the Fund.

E. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October 11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                  VOTES IN              VOTES
                                  FAVOR OF              AGAINST
                                ----------              -------
Joseph J. Kearns                27,267,795              392,796
Michael Nugent                  27,267,795              392,796
C. Oscar Morong, Jr.            27,267,795              392,796
Vincent R. McLean               27,267,795              392,796
Thomas P. Gerrity               27,267,795              392,796

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY ASIA-PACIFIC FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                                                        OVERVIEW

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                                                                            NUMBER OF
                                          TERM OF                                           PORTFOLIOS IN
                                          OFFICE AND                                        FUND
                            POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH     TIME           PRINCIPAL OCCUPATION(S)DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT    SERVED*        PAST 5 YEARS                       DIRECTOR**       HELD BY DIRECTOR
------------------------    -----------   ----------     ------------------------------     -------------    -----------------------
John D. Barrett II (66)     Director      Director       Chairman and Director of           78               Director of the
565 Fifth Avenue                          since          Barrett Associates, Inc.                            Ashforth Company (real
New York, NY 10017                        2000           (investment counseling).                            estate).

Thomas P. Gerrity (60)      Director      Director       Professor of Management,           78               Director, ICG Commerce,
219 Grays Lane                            since          formerly Dean, Wharton School                       Inc.; Sunoco; Fannie
Haverford, PA 19041                       2001           of Business, University                             Mae; Reliance Group
                                                         of Pennsylvania; formerly                            Holdings, Inc., CVS
                                                         Director, IKON Office                               Corporation and
                                                         Solutions, Inc., Fiserv,                            Knight-Ridder, Inc.
                                                         Digital Equipment Corporation,
                                                         Investor Force Holdings, Inc.
                                                         and Union Carbide Corporation.

Gerard E. Jones (65)        Director      Director       Of Counsel, Shipman & Goodwin,     78               Director of Tractor
Shipman & Goodwin, LLP                    since          LLP (law firm).                                     Supply Company, Tiffany
43 Arch Street                            2000                                                               Foundation, and
Greenwich, CT 06830                                                                                          Fairfield County
                                                                                                             Foundation.

Joseph J. Kearns (59)       Director      Director       Investment consultant;             78               Director, Electro Rent
6287 Via Escondido                        since          formerly CFO of The J. Paul                         Corporation and The For
Malibu, CA 90265                          2001           Getty Trust.                                        d Family Foundation.

Vincent R. McLean (70)      Director      Director       Formerly Executive Vice            78               Director, Banner Life
702 Shackamaxon Drive                     since          President, Chief Financial                          Insurance Co.; William
Westfield, NJ 07090                       2001           Officer, Director and                               Penn Life Insurance
                                                         Member of the Executive Committee                   Company of New York.
                                                         of Sperry Corporation (now part of
                                                         Unisys Corporation).

C. Oscar Morong, Jr. (66)   Director      Director       Managing Director, Morong          78
1385 Outlook Drive West                   since          Capital Management; formerly                        Trustee and Chairman of
Mountainside, NJ 07092                    2001           Senior Vice President and                           the mutual funds in the
                                                         Investment Manager for CREF,                        Smith Barney/CitiFunds
                                                         TIAA-CREF Investment                                fund complex; Director,
                                                         Management, Inc. (investment                        Ministers and
                                                         management); formerly Director,                     Missionaries Benefit
                                                         The Indonesia Fund (mutual                          Board of American
                                                         fund).                                              Baptist Churches.

William G. Morton, Jr.      Director      Director       Chairman Emeritus and former       78               Director of Radio Shack
(64) 100 Franklin Street                  since          Chief Executive Officer of                          Corporation
Boston, MA 02110                          1995           Boston Stock Exchange.                              (electronics).

Michael Nugent (65)         Director      Director       General Partner, Triumph           207              Director of various
c/o Triumph Capital, L.P.                 since          Capital, L.P. (private                              business organizations;
237 Park Avenue                           2001           investment partnership);                            Chairman of the
New York, NY 10017                                       formerly, Vice President,                           Insurance Committee and
                                                         Bankers Trust Company and BT                        Director or Trustee of
                                                         Capital Corporation.                                the retail  families of
                                                                                                             funds advised by Morgan
                                                                                                             Stanley Investment
                                                                                                             Advisors Inc.

Fergus Reid (69)            Director      Director       Chairman and Chief Executive       78               Trustee and Director of
85 Charles Colman Blvd.                   since          Officer of Lumelite Plastics                        approximately 30
Pawling, NY 12564                         2000           Corporation.                                        investment companies in
                                                                                                             the JPMorgan Funds
                                                                                                             complex managed by
                                                                                                             JPMorgan Investment
                                                                                                             Management Inc.

Interested Directors:

                                                                                            NUMBER OF
                                          TERM OF                                           PORTFOLIOS IN
                                          OFFICE AND                                        FUND
                            POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH     TIME           PRINCIPAL OCCUPATION(S)DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT    SERVED*        PAST 5 YEARS                       DIRECTOR**       HELD BY DIRECTOR
------------------------    -----------   ----------     ------------------------------     -------------    -----------------------

Barton M. Biggs (69)        Chairman      Chairman       Chairman, Director and             78               Member of the Yale
1221 Avenue of the          and           and            Managing Director of Morgan                         Development Board
Americas                    Director      Director       Stanley Investment Management
New York, NY 10020                        since          Inc. and Chairman and Director
                                          1994           of Morgan Stanley Investment
                                                         Management Limited; Managing
                                                         Director of Morgan Stanley
                                                         & Co. Incorporated; Director
                                                         and Chairman of the Board of
                                                         various U.S. registered
                                                         companies managed by Morgan
                                                         Stanley Investment Management
                                                         Inc.

Ronald E. Robison (63)      President     President      Chief Global Operations            78
1221 Avenue of the          and           since          Officer and Managing Director
Americas                    Director      2001 and       of Morgan Stanley Investment
New York, NY 10020                        Director       Management, Inc.; Director and
                                          since          President of various U.S.
                                          2001           registered investment
                                                         companies managed by Morgan
                                                         Stanley Investment Management
                                                         Inc.; Previously, Managing
                                                         Director and Chief Operating
                                                         Officer of TCW Investment
                                                         Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Officers:

                                               POSITION(S)   TERM OF OFFICE
                                               HELD WITH     AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER     REGISTRANT    TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------     -----------   ----------------   ----------------------------------------------------
Ronald E. Robison (63)                         President     President since    Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.      and Director  2001 and           Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                  Director since     Inc.; Director and President of various U.S.
New York, NY 10020                                           2001               registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; Previously,
                                                                                Managing Director and Chief Operating Officer of
                                                                                TCW Investment Management Company.

Stefanie V. Chang (35)                         Vice          Vice President     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.      President     since 1997         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with New
New York, NY 1002                                                               York law firm of Rogers & Wells (now Clifford Chance
                                                                                Rogers & Wells LLP); Vice President of certain funds
                                                                                in the Fund Complex.

Lorraine Truten (40)                           Vice          Vice President     Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.      President     since 2001         Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                     Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                              President, Morgan Stanley Fund Distribution, Inc.
                                                                                formerly, President of Morgan Stanley Institutional
                                                                                Fund Trust; Vice President of certain funds in the
                                                                                Fund Complex.

Mary E. Mullin (34)                            Secretary     Secretary since    Vice President of Morgan Stanley & Co., Inc. and
Morgan Stanley Investment Management Inc.                    1999               Morgan Stanley Investment Management, Inc.;
1221 Avenue of the Americas                                                     formerly, practiced law with New York firms of
New York, NY 10020                                                              McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                                Meagher & Flom LLP; Secretary of certain funds in
                                                                                the Fund Complex.

James A. Gallo (37)                            Treasurer     Treasurer since    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                    2001               Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                                     Fund Complex; formerly, Director of Fund Accounting
New York, NY 10020                                                              at PFPC, Inc.

Belinda A. Brady (34)                          Assistant     Assistant          Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.              Treasurer     Treasurer since    Investor Services Co. (formerly Chase Global Funds
73 Tremont Street                                            2001               Services Company); and Assistant Treasurer of all
Boston, MA 02108-3913                                                           Portfolios of the Fund. Formerly Senior Auditor at
                                                                                PriceWaterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP).

----------

* Each Officer serves an indefinite term, until his or her successor is elected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Puchase Plan
40 Wall Street
New York, NY 10005
1-800-278-4353